Exhibits

Exhibit 13.1

SECTION 906 CERTIFICATION

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2003 of Baltimore Technologies plc. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bijan Khezri, Executive Chairman and Director of the Company, certify, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Bijan Khezri
Name:	Bijan Khezri
Title:	Executive Chairman and Director
Date:	16 April 2004

A signed original of this written statement required by Section 906 has been provided to Baltimore Technologies plc. and will be retained by Baltimore Technologies plc. and furnished to the Securities and Exchange Commission or its staff upon request.